Exhibit 10.2
SECOND AMENDMENT TO LOAN AGREEMENT
This Second Amendment to Loan Agreement (this “Amendment”), dated as of May 15, 2025, is entered into by and among NEXPOINT DIVERSIFIED REAL ESTATE TRUST OPERATING PARTNERSHIP, L.P., a Delaware limited partnership (“NXDTOP”), NEXPOINT REAL ESTATE CAPITAL, LLC, a Delaware limited liability company (“NREC”), and NEXPOINT REAL ESTATE OPPORTUNITIES, LLC, a Delaware limited liability company (“NREO,” together with NXDTOP and NREC, jointly and severally, the “Borrower”), and NEXBANK, its successors and assigns (“Lender”). The Borrower and Lender are each a “Party” and are, collectively, the “Parties”.

RECITALS

WHEREAS, on May 22, 2023, Borrower and Lender entered into that certain Loan Agreement (the “Original Loan Agreement”), as amended by that certain Omnibus Amendment to Loan Documents dated as of November 17, 2023 (the “Omnibus Amendment”), that certain First Amendment to Loan Agreement dated as of October 22, 2024 (the “First Amendment,” together with the Original Loan Agreement, and the Omnibus Amendment, the “Loan Agreement”; capitalized terms not otherwise defined herein shall have the meanings provided in the Loan Agreement) whereby Lender agreed to provide a loan to Borrower in the original principal amount of $20,000,000.00 (the “Loan”), as evidenced by that certain Promissory Note made by Borrower to Lender in the amount of the Loan (as amended by the Omnibus Amendment, the “Note”);

WHEREAS, in connection with the Loan and in favor of Lender, NEXPOINT DIVERSIFIED REAL ESTATE TRUST, a Delaware statutory trust (the “Guarantor”) entered into that certain Guaranty Agreement dated May 22, 2023 (the “Guaranty”);

WHEREAS, in consideration of the terms set forth in this Amendment, the Borrower has requested and the Lender has agreed to (i) extend the Maturity Date, and (ii) amend certain definitions and certain other terms of the Loan Documents as set forth herein and therein.

NOW, THEREFORE, in consideration of the recitals, payments, releases, covenants, and agreements contained herein, and for other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the Parties agree as follows:

AGREEMENTS

1.Amendments to Loan Agreement. The Loan Agreement is hereby amended as follows:

a.The following definitions in Section 2.1 are hereby deleted in their entirety and replaced with:

Second Extended Maturity Date: November 21, 2025.

b.The following definitions are hereby added to Section 2.1 in their entirety as follows:
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Third Extended Maturity Date: May 21, 2026.

Third Extension Option: As such term is defined in Section 4.3(a).

Fourth Extended Maturity Date: November 21, 2026.

Fourth Extension Option: As such term is defined in Section 4.3(a).

Fifth Extended Maturity Date: May 21, 2027.

Fifth Extension Option: As such term is defined in Section 4.3(a).

c.Section 4.3 is hereby deleted in its entirety and replaced with:

(a)All principal, interest and other sums due under the Loan Documents shall be due and payable in full on the Maturity Date. All references herein to the Maturity Date shall mean Initial Maturity Date, provided that, subject to clauses (b) and (c) below, Borrower shall have the right to extend the Maturity Date for an additional terms, on no more than five (5) occasions (the “First Extension Option”, the “Second Extension Option”, the “Third Extension Option”, the “Fourth Extension Option” and the “Fifth Extension Option”), thereby extending the Maturity Date to the First Extended Maturity Date, the Second Extended Maturity Date, the Third Extended Maturity Date, the Fourth Extended Maturity Date and the Fifth Extended Maturity Date, respectively.
(b)Borrower may only exercise the First Extension Option upon satisfying the following conditions:

(i)Borrower shall have delivered to Lender written notice of such election no earlier than one hundred and twenty (120) days and no later than sixty (60) prior to the Initial Maturity Date;

(ii)Lender shall have received Borrower’s current financial statements and a Borrowing Base Report, each certified as correct by Borrower. There must be no Material Adverse Change in Borrower’s financial condition and the outstanding principal amount of the Loan shall not exceed the Borrowing Base (provided that Borrower may, at Borrower’s discretion, make a principal payment to establish compliance with the Borrowing Base requirement);

(iii)Such notice is accompanied by an extension fee in the amount of ten basis points (0.1%) of the Loan Amount as of such date; and

(iv)The representations and warranties of the Borrower contained in the Agreement or in any other Loan Document shall be true and correct in all material respects on and as of the date on which notice is given in accordance with this subsection (b);

(v)Borrower shall have replenished the Interest Reserve with an amount equal to six (6) months of interest payments due on the Loan, as calculated by Lender in its sole discretion; and

(vi)No Default or Event of Default exists under the Loan Documents.
(c)Borrower may only exercise the Second Extension Option upon satisfying the following conditions:

(i)Borrower shall have delivered to Lender written notice of such election no earlier than one hundred and twenty (120) days and no later than sixty (60) prior to the First Extended Maturity Date;

(ii)Lender shall have received Borrower’s current financial statements and a Borrowing Base Report, each certified as correct by Borrower. There must be no Material Adverse Change in Borrower’s financial condition and the outstanding principal amount of the Loan shall not exceed the Borrowing Base (provided that Borrower may, at Borrower’s discretion, make a principal payment to establish compliance with the Borrowing Base requirement);

(iii)Such notice is accompanied by an extension fee in the amount of ten basis points (0.1%) of the Loan Amount as of such date;

(iv)The representations and warranties of the Borrower contained in the Agreement or in any other Loan Document shall be true and correct in all material respects on and as of the date on which notice is given in accordance with this subsection (b);
(v)Borrower shall have replenished the Interest Reserve with an amount equal to six (6) months of interest payments due on the Loan, as calculated by Lender in its sole discretion; and
(vi)No Default or Event of Default exists under the Loan Documents.

(d)Borrower may only exercise the Third Extension Option upon satisfying the following conditions:

(vii)Borrower shall have delivered to Lender written notice of such election no earlier than one hundred and twenty (120) days and no later than sixty (60) prior to the Second Extended Maturity Date;

(viii)Lender shall have received Borrower’s current financial statements and a Borrowing Base Report, each certified as correct by Borrower. There must be no Material Adverse Change in Borrower’s financial condition and the outstanding principal amount of the Loan shall not exceed the Borrowing Base (provided that Borrower may, at Borrower’s discretion, make a principal payment to establish compliance with the Borrowing Base requirement);

(ix)Such notice is accompanied by an extension fee in the amount of ten basis points (0.1%) of the Loan Amount as of such date;

(x)The representations and warranties of the Borrower contained in the Agreement or in any other Loan Document shall be true and correct in all material respects on and as of the date on which notice is given in accordance with this subsection (b);
(xi)Borrower shall have replenished the Interest Reserve with an amount equal to six (6) months of interest payments due on the Loan, as calculated by Lender in its sole discretion; and
(xii)No Default or Event of Default exists under the Loan Documents.

(e)Borrower may only exercise the Fourth Extension Option upon satisfying the following conditions:

(xiii)Borrower shall have delivered to Lender written notice of such election no earlier than one hundred and twenty (120) days and no later than sixty (60) prior to the Third Extended Maturity Date;

(xiv)Lender shall have received Borrower’s current financial statements and a Borrowing Base Report, each certified as correct by Borrower. There must be no Material Adverse Change in Borrower’s financial condition and the outstanding principal amount of the Loan shall not exceed the Borrowing Base (provided that Borrower may, at Borrower’s discretion, make a principal payment to establish compliance with the Borrowing Base requirement);

(xv)Such notice is accompanied by an extension fee in the amount of ten basis points (0.1%) of the Loan Amount as of such date;

(xvi)The representations and warranties of the Borrower contained in the Agreement or in any other Loan Document shall be true and correct in all material respects on and as of the date on which notice is given in accordance with this subsection (b);

(xvii)Borrower shall have replenished the Interest Reserve with an amount equal to six (6) months of interest payments due on the Loan, as calculated by Lender in its sole discretion; and
(xviii)No Default or Event of Default exists under the Loan Documents.

(f)Borrower may only exercise the Fifth Extension Option upon satisfying the following conditions:

(xix)Borrower shall have delivered to Lender written notice of such election no earlier than one hundred and twenty (120) days and no later than sixty (60) prior to the Fourth Extended Maturity Date;

(xx)Lender shall have received Borrower’s current financial statements and a Borrowing Base Report, each certified as correct by Borrower. There must be no Material Adverse Change in Borrower’s financial condition and the outstanding principal amount of the Loan shall not exceed the Borrowing Base (provided that Borrower may, at Borrower’s discretion, make a principal payment to establish compliance with the Borrowing Base requirement);

(xxi)Such notice is accompanied by an extension fee in the amount of ten basis points (0.1%) of the Loan Amount as of such date;

(xxii)The representations and warranties of the Borrower contained in the Agreement or in any other Loan Document shall be true and correct in all material respects on and as of the date on which notice is given in accordance with this subsection (b);
(xxiii)Borrower shall have replenished the Interest Reserve with an amount equal to six (6) months of interest payments due on the Loan, as calculated by Lender in its sole discretion; and
(xxiv)No Default or Event of Default exists under the Loan Documents.

2.Conditions Precedent. This Amendment shall become effective on the date (the “Effective Date”) on which each of the following conditions is satisfied: (a) the Lender shall have received counterparts of this Amendment duly executed by each party hereto, (b) the representations and warranties contained in Section 7 of this Amendment shall be true and correct, and (c) no Default or Event of Default shall have occurred and be continuing on the date first set forth above or immediately after giving effect to this Amendment.

3.Release. In consideration of the agreements of the Lender contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrower, on behalf of itself and its successors, assigns, and other legal representatives, hereby absolutely, unconditionally and irrevocably release, remise and forever discharge the Lender, and its successors and assigns, and its present and former shareholders, affiliates, subsidiaries, divisions, predecessors, directors, officers, attorneys, employees and other representatives (the Lender and all such other Persons being hereinafter referred to collectively as the “Releasees” and individually as a “Releasee”), of and from all demands, actions, causes of action, suits, covenants, contracts, controversies, agreements, promises, sums of money, accounts, bills, reckonings, damages and any and all other claims, counterclaims, defenses, rights of set off, demands and liabilities whatsoever (individually, a “Claim” and collectively, “Claims”) of every kind and nature, known or unknown, suspected or unsuspected, at law or in equity, which Borrower or any of its successors, assigns, or other legal representatives may now or hereafter own, hold, have or claim to have against the Releasees or any of them for, upon, or by reason of any circumstance, action, cause or thing whatsoever which arises at any time on or prior to the date of this Amendment and for or on account of, or in relation to, or in any way in connection with this Amendment, the Loan Agreement, or any of the other Loan Documents or transactions hereunder or thereunder. Borrower understands, acknowledges and agrees that the release set forth above may be pleaded as a full and complete defense and may be used as a basis for an injunction against any action, suit or other proceeding which may be instituted, prosecuted or attempted in breach of the provisions of such release. Borrower agrees that no fact, event, circumstance, evidence or transaction which could now be asserted or which may hereafter be discovered shall affect in any manner the final, absolute and unconditional nature of the release set forth above.

4.Loan Documents. Any and all references in the Loan Documents to the “Loan Documents” shall mean those documents as amended by this Amendment.

5.Applicable: Law, Venue and Jurisdiction. The laws of the State of Texas shall govern this Amendment, its terms and conditions, the interpretation hereof, and the rights and obligations of the Parties hereunder.

6.No Defenses. As of the Effective Date, neither Borrower nor Guarantor have any defenses, offsets, or counterclaims against the Loan Documents or Lender.
7.Representations and Warranties. Borrower and Guarantor hereby confirm that all representations and warranties of Borrower and Guarantor under the Loan Documents are true and correct as of the Effective Date, except for matters which have been disclosed by Borrower or Guarantor and approved by Lender in writing.

8.Errors and Omissions. Occasionally, documents evidencing loans (such as notes) or securing loans or reflecting costs associated with the loans are either lost or misplaced or inaccurately reflect the true and correct covenants, terms, and conditions of the loan or have certain omissions or mistakes. Regardless of the reason for any loss, misplacement, misstatement, omission or inaccuracy in any document evidencing and/or securing the Loan, the Borrower agrees to execute and/or initial and deliver to Lender any documents Lender, or any party on behalf of Lender, reasonably deems necessary to replace or correct the lost, misplaced, misstated, omitted or inaccurate document(s) or term thereof, provided such document shall not alter the terms and conditions of the transaction as agreed upon by the Parties.

9.Entire Agreement; Agreements Remain in Effect. This Amendment and the Loan Documents contain and constitute the entire agreement and understandings of the Parties and supersede as of the Effective Date all prior negotiations, discussions, undertakings or agreements of any sort whatsoever, whether oral or written, or any claims that might have ever been made by one Party against any opposing Party. In the event that there is any conflict between the terms of this Amendment, on the one hand, and any of the Loan Documents, on the other hand, this Amendment shall control.

10.Amendments in Writing. This Amendment may only be amended, modified, waived or extended by a written instrument that has been executed by the Parties and that unequivocally indicates the Parties’ intention to modify this Amendment. No waiver of any breach of this Amendment shall be construed as an implied amendment or agreement to amend or modify any provision of this Amendment.

11.Captions and Headings. The Parties agree that the captions and headings contained in this Amendment are for convenience only and shall not be deemed to constitute a part of this Amendment.

12.Multiple Counterparts. This Amendment may be executed in multiple counterparts, any and all of which may contain the signatures of less than all the Parties and all of which shall be construed together as a single document. Each counterpart shall be fully effective as an original when all of the Parties have executed this Amendment. Such counterparts may also be executed by facsimile signature.

13.No Waiver. The failure by any of the Parties to this Amendment to enforce at any time, or for any period of time, any one or more of the terms or conditions of this Amendment or a course of dealing between the Parties, shall not be a waiver of such terms or conditions or of such Party’s right thereafter to enforce each and every term and condition of this Amendment.

[Signature page follows.]

IN WITNESS WHEREOF, the undersigned have caused this Amendment to be executed and delivered effective as of the date first set forth above.

BORROWER:

NEXPOINT DIVERSIFIED REAL ESTATE TRUST          OPERATING PARTNERSHIP, L.P.,
a Delaware limited partnership

By: /s/ Matt McGraner _______________
Name: Matt McGraner
Title: Authorized Signatory

NEXPOINT REAL ESTATE CAPITAL, LLC,
a Delaware limited liability company

By: /s/ Matt McGraner_________________
Name: Matt McGraner
Title: Authorized Signatory

NEXPOINT REAL ESTATE OPPORTUNITIES, LLC,
a Delaware limited liability company

By: /s/ Matt McGraner__________________
Name: Matt McGraner
Title: Authorized Signatory

LENDER:

NEXBANK

By: /s/ Jeff Kocher ___________________
Name: Jeff Kocher
Title: Vice President
[Consent and Reaffirmation of Guarantor]